                                                               EXHIBIT 13.(b)(1)


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CHRISTINE A NIXON and MALLARY L. REZNIK, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG SUNAMERICA LIFE ASSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

REGISTRANT NAME                                     FILE NO.
---------------                                     --------
Variable Separate Account                           002-86837 / 811-03859
                                                    033-47473 / 811-03859
                                                    333-25473 / 811-03859
                                                    333-55740 / 811-03859
                                                    333-58234 / 811-03859
                                                    333-102906 / 811-03859
                                                    333-58314 / 811-03859
                                                    333-66114 / 811-03859
                                                    333-91860 / 811-03859
                                                    333-65118 / 811-03859
--------------------------------------------------------------------------------
Variable Annuity Account One                        033-32569 / 811-04296
--------------------------------------------------------------------------------
Variable Annuity Account Two                        033-81472 / 811-08626
--------------------------------------------------------------------------------
Variable Annuity Account Four                       033-86642 / 811-08874
--------------------------------------------------------------------------------
Variable Annuity Account Five                       333-08859 / 811-07727
                                                    333-67685 / 811-07727
                                                    333-66106 / 811-07727
                                                    333-92396 / 811-07727
                                                    333-64338 / 811-7727
--------------------------------------------------------------------------------
Variable Annuity Account Seven                      333-63511 / 811-09003
                                                    333-65965 / 811-09003
--------------------------------------------------------------------------------
Variable Annuity Account Nine                       333-90328 / 811-21096
                                                    333-90324 / 811-21096
                                                    333-88414 / 811-21096
                                                    333-89468 / 811-21096
--------------------------------------------------------------------------------



/s/  JAY S. WINTROB                  Chief Executive Officer &              April 28, 2006
---------------------------------            Director
JAY S. WINTROB                     (Principal Executive Officer)

/s/  JAMES R. BELARDI                        Director                       April 28, 2006
---------------------------------
JAMES R. BELARDI

/s/  MARC H. GAMSIN                          Director                       April 28, 2006
---------------------------------
MARC H. GAMSIN

/s/  N. SCOTT GILLIS                    Senior Vice President,              April 28, 2006
---------------------------------  Chief Financial Officer &Director
N. SCOTT GILLIS                      (Principal Financial Officer)

/s/  JANA W. GREER                           Director                       April 28, 2006
---------------------------------
JANA W. GREER

/s/  CHRISTOPHER J. SWIFT                    Director                       April 28, 2006
---------------------------------
CHRISTOPHER J. SWIFT

/s/  STEWART R. POLAKOV               Senior Vice President &               April 28, 2006
---------------------------------           Controller
STEWART R. POLAKOV                (Principal Accounting Officer)